Exhibit 99.5

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

COMBINED BALANCE SHEETS
MARCH 31, 2011 AND DECEMBER 31, 2010

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

ASSETS
Current assets
Cash and cash equivalents	$875,416	$730,649
Accounts receivable, net of allowance — Note 2	224,209	250,730
Prepaid expenses and other current assets	31,733	58,424

Total current assets	1,131,358	1,039,803

Property and equipment, net — Note 3	2,046,317	1,880,020

Other assets
Intangible assets — Note 4	103,320	111,595

	$3,280,995	$3,031,418

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable	$142,420	$145,431
Deferred revenue — Note 2	313,601	350,487
Long-term debt, current portion — Note 5	353,538	370,808

Total current liabilities	809,559	866,726

Long-term debt, less current portion — Note 5	473,562	350,136

Commitments and contingencies	—	—

Stockholder’s equity
Common stock of Central Carting Disposal, Inc., $1 par value, authorized 10,000 shares, 10,000 shares issued and outstanding at March 31, 2011	10,000	10,000
Common stock of CCI Hauling, Inc., $.10 par value, authorized 1,000 shares, 1,000 shares issued and outstanding at March 31, 2011	100	100
Additional paid-in capital	191,200	191,200
Retained earnings	1,796,574	1,613,256

	1,997,874	1,814,556

	$3,280,995	$3,031,418

See Notes to Combined Financial Statements

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

COMBINED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2011	2010

Revenue
Services	$1,530,891	$1,470,724

Costs and Expenses
Cost of sales	401,994	317,245
Selling, general and administrative	492,495	496,703
Depreciation and amortization	141,277	130,007

Total costs and expenses	1,035,766	943,955

Income from Operations	495,125	526,769

Other Income (Expense)
Interest expense	(17,001)	(24,425)
Other income	2,700	—

Total other income (expense)	(14,301)	(24,425)

Net Income	$480,824	$502,344

See Notes to Combined Financial Statements

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

COMBINED STATEMENTS OF STOCKHOLDER’S EQUITY
THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	Common Stock		Additional	Retained
	Shares	Amount	Paid-in Capital	Earnings	Total

Balance as of December 31, 2009	11,000	$10,100	$191,200	$1,405,829	$1,607,129

Distributions				(557,007)	(557,007)

Net income				502,344	502,344

Balance as of March 31, 2010	11,000	10,100	191,200	1,351,166	1,552,466

Distributions				(794,430)	(794,430)

Net income				1,056,520	1,056,520

Balance as of December 31, 2010	11,000	10,100	191,200	1,613,256	1,814,556

Distributions				(297,506)	(297,506)

Net income				480,824	480,824

Balance as of March 31, 2011	11,000	$10,100	$191,200	$1,796,574	$1,997,874

See Notes to Combined Financial Statements

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

COMBINED STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2011	2010

Cash provided by operating activities
Net income	$480,824	$502,344
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	141,277	130,057
Provision for bad debt	—	25,000
Gain on the sale of property and equipment	(2,700)	—
Changes in working capital components:
Accounts receivable	26,521	(116,287)
Prepaid expenses and other assets	26,692	—
Accounts payable and accrued expenses	(39,898)	142,986

Cash provided by operating activities	632,716	684,100

Cash used in investing activities
Proceeds from sale of property and equipment	2,700	—
Purchases of property and equipment	(299,299)	—

Cash used in investing activities	(296,599)	—

Cash used in financing activities
Distributions to stockholder	(297,506)	(557,007)
Proceeds from long-term debt	225,580	—
Payments on long-term debt	(119,424)	(117,155)

Cash used in financing activities	(191,350)	(674,162)

Net change in cash and cash equivalents	144,767	9,938

Cash and cash equivalents at beginning of period	730,649	361,806

Cash and cash equivalents at end of period	$875,416	$371,744

See Notes to Combined Financial Statements

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 —	BUSINESS DESCRIPTION

Nature of Business

Central Carting Disposal, Inc. (“CCD”), founded in 1996 and headquartered in Dade City, Florida, provides refuse collection and disposal services to its commercial and residential customers located in the Florida counties of Pasco, Citrus, Sumter, Hillsborough and Hernando.

CCI Hauling, Inc. (“CCI”), founded in 2002 and headquartered in Dade City, Florida, provides roll-off refuse collection and disposal services to commercial customers located in the Florida counties of Pasco, Citrus, Sumter, Hillsborough and Hernando.

Principles of Combination and Consolidation

CCD and CCI (collectively the “Company”) have common ownership and management. The financial statements of these two companies have been combined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810 “Consolidation”. All inter-company transactions are eliminated in these combined financial statements.

NOTE 2 —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates and such differences could affect the results of operations reported in future periods.

Cash and Cash Equivalents

The Company considers all cash accounts and all highly liquid short-term investments purchased with an original maturity of three months or less to be cash or cash equivalents. As of March 31, 2011 and December 31, 2010, the Company did not have any investments with maturities greater than three months.

Accounts Receivable

Accounts receivable consist of amounts due from customers for services. Accounts receivable are reported net of an allowance for doubtful accounts. The allowance is management’s best estimate of uncollectible amounts and is based on a number of factors, including overall credit quality, age of outstanding balances, historical write-off experience and specific account analysis that projects the ultimate collectability of the outstanding balances. As of March 31, 2011 and December 31, 2010, the allowance was $75,000 and $80,000, respectively.

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

Property and Equipment

Property and equipment is stated at cost, less accumulated depreciation and amortization. Depreciation and amortization is provided using the straight-line method over the estimated useful lives of individual assets or classes of assets as follows:

Office Equipment and Furniture	5 - 7 years
Containers	10 years
Leasehold Improvements	10 years
Vehicles	5 - 7 years

When an asset is sold or otherwise disposed, the related cost and accumulated depreciation or amortization are removed from the respective accounts and the gain or loss is recognized. Maintenance and repairs are charged to expense when incurred.

Intangible Assets

The Company accounts for intangible assets under FASB ASC Topic 350, “Intangibles-Goodwill and Other” under which intangible assets are recorded at cost. Those assets with a determinable estimated useful life are amortized on a straight-line basis over their estimated lives. Intangible assets with an indefinite life are not subject to amortization. These assets are evaluated at least annually for impairment in accordance with FASB ASC 350-30-35-1, “Subsequent Measurement”.

Long-lived Assets

In accordance with FASB ASC 360-10-35 “Impairment of Disposal of Long-lived Assets”, losses related to the impairment of long-lived assets are recognized when the carrying amount is not recoverable and exceeds its fair value. When facts and circumstances indicate that the carrying values of long-lived assets may be impaired, management of the Company evaluates recoverability by comparing the carrying value of the assets to projected future cash flows, in addition to other qualitative and quantitative analyses.

Revenue Recognition

Revenue is recognized when the collection and disposal services are performed. Deferred revenue consists of amounts collected from customers as of March 31, 2011 and December 31, 2010 for services to be performed in the future.

Income Taxes

Effective January 1, 1997, CCD’s stockholder and on October 23, 2002, CCI’s stockholder elected that the corporations be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under this provision, the stockholders are taxed on their proportionate share of the Company’s taxable income. As a Subchapter S corporation, the Company bears no liability or expense for income taxes.

FASB ASC 740-10, “Income Taxes”, clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the balance sheet. It also provides guidance on derecognition, measurement and classification of amounts related to uncertain tax positions, accounting for and disclosure of interest and penalties, accounting in interim period disclosures and transition relating to the adoption of new accounting standards. Under FASB ASC 740-10, the recognition for uncertain tax positions should be based on a more likely than not threshold that the tax position will be sustained upon audit. The tax position is measured as the largest amount of benefit that has a greater than fifty

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

percent probability of being realized upon settlement. Management has determined that adoption of this topic has had no effect on the Company’s balance sheet.

Fair Value of Financial Instruments

At March 31, 2011 and December 31, 2010, the Company did not have any outstanding financial derivative instruments. The carrying amounts of cash and the current portion of accounts receivable approximate fair value due to the short maturity of these instruments. The non-current notes receivable are presented at fair value due to rates generally being at current market rates. The fair value of the Company’s long-term debt, estimated based on the current borrowing rates available to the Company for bank loans with similar terms and maturities, approximates the carrying value of these liabilities.

Segment Information

FASB ASC 280, “Segment Reporting,” establishes standards for reporting information regarding operating segments in annual financial statements. Operating segments are identified as components of an enterprise for which separate discrete financial information is available for evaluation by the chief operating decision-maker, or decision-making group in making decisions on how to allocate resources and assess performance.

The Company manages, allocates resources and reports in one business segment. The Company’s chief operating decision-maker, as defined under FASB ASC 280, is the Company’s chief executive officer. Based on the information reviewed by its chief executive officer, the Company operates in one business segment.

NOTE 3 —	PROPERTY AND EQUIPMENT

Property and equipment as of March 31, 2011 and December 31, 2010 consist of the following:

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

Office equipment and furniture	$69,074	$58,121
Containers	1,043,898	1,043,898
Leasehold improvements	88,290	88,290
Vehicles	3,715,480	3,427,134

	4,916,742	4,617,443
Less: accumulated depreciation	(2,870,425)	(2,737,423)

	$2,046,317	$1,880,020

Depreciation expense for the three months ended March 31, 2011 and 2010 is $133,002 and $121,732, respectively.

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

NOTE 4 —	INTANGIBLE ASSETS

Intangible assets as of March 31, 2011 and December 31, 2010 consist of the following:

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

Customer lists	$98,050	$98,050
Non-compete agreements	67,450	67,450

	165,500	165,500
Less: accumulated amortization	(62,180)	(53,905)

	$103,320	$111,595

Amortization expense for the three months ended March 31, 2011 and 2010 is $8,275 and $8,275, respectively.

At March 31, 2011, projected aggregate annual amortization expense is as follows:

Twelve months ending March 31,

2012	$33,100
2013	32,413
2014	26,524
2015	11,283
Thereafter	—

$103,320

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

NOTE 5 —	LONG-TERM DEBT

Long-term debt as of March 31, 2011 and December 31, 2010 consists of the following:

	(unaudited)	(audited)
	March 31,	December 31,
	2011	2010

Note payable on a company vehicle dated October 2006, due in monthly installments of $4,186, including interest of 10.24%, maturing September 2011, collateralized by vehicle costing $197,502	$20,505	$32,238
Note payable on company vehicles dated December 2009, due in monthly installments of $6,762 including interest of 9.55%, maturing October 2011, collateralized by vehicles costing $326,680	46,012	64,752
Note payable on a company vehicle dated June 2007, due in monthly installments of $3,699 including interest of 8.46%, maturing April 2012, collateralized by vehicle costing $184,131	42,490	52,477
Note payable on company vehicles dated March 2008, due in monthly installments of $4,070 including interest of 8.50%, maturing December 2013, collateralized by vehicles costing $203,764	79,233	89,541
Note payable on company vehicles dated September 2008, due in monthly installments of $4,030 including interest of 5.18%, maturing September 2013, collateralized by vehicles costing $212,629	113,218	123,706
Note payable on a company vehicle dated April 2009, due in monthly installments of $4,979, including interest of 9.73%, maturing February 2014, collateralized by vehicle costing $240,506	155,490	166,379
Note payable on a company vehicle dated July 2009, due in monthly installments of $3,146, including interest of 10.34%, maturing May 2014, collateralized by vehicle costing $225,580	99,708	106,396
Note payable on a company vehicle dated February 2011, due in monthly installments of $4,763, including imputed interest of 9.73%, maturing February 2016, collateralized by vehicle costing $150,000	222,646	—
Note payable to a former shareholder dated October 2002, due in monthly installments of $2,125 including interest of 5.00%, maturing October 2012, unsecured	36,802	42,643
Note payable for insurance financing agreement dated July 2010, due in monthly installments of $10,868, including interest of 7.35%, maturing April 2011, unsecured	10,996	42,812

	827,100	720,944
Current portion	(353,538)	(370,808)

Long-term portion	$473,562	$350,136

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

As of March 31, 2011, principal payments due on long-term debt are as follows:

Twelve months ending March 31,

2012	$353,538
2013	209,627
2014	160,273
2015	53,732
2016	49,930
Thereafter	—

$827,100

The Company was making monthly payments of $2,125 to a former shareholder of the Company. This note is payable as a result of the purchase of Company stock from this shareholder in 2002. The balance on this note was paid off subsequent to March 31, 2011.

NOTE 6 —	RELATED PARTY TRANSACTIONS

The Company leases its headquarters from the stockholder on a month-to-month basis. During the three months ended March 31, 2011 and 2010, the Company paid this related party $13,257 and $13,257, respectively, as rent for the use of this facility.

NOTE 7 —	SUPPLEMENTAL FINANCIAL INFORMATION

Supplemental Disclosure of Cash Flow Information

Supplemental cash flow information with respect to the three months ended March 31, 2011 and 2010 is as follows:

Cash paid for:
Interest	$17,002	$24,425

Advertising

The company expenses advertising costs as incurred. Advertising expenses for the three months ended March 31, 2011 and 2010 are approximately $1,300 and $3,900, respectively.

Environmental Liability

The Company is subject to liability for any environmental damage, including personal injury and property damage arising from off-site environmental contamination caused by pollutants or hazardous substances if the Company arranges to transport, treat or dispose of those materials. Any substantial liability incurred by the Company arising from environmental damage could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company is not presently aware of any situations that it expects would have a material adverse impact on its results of operations or financial condition.

CENTRAL CARTING DISPOSAL, INC. AND
CCI HAULING, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

NOTE 8 —	SUBSEQUENT EVENTS

The Company evaluated all events and transactions through July 8, 2011, the date these financial statements were issued. During this period, there were no material recognizable or non-recognizable subsequent events except for the following:

On June 6, 2011, the Company entered into an agreement under which it sold certain assets and liabilities of the Company to Choice Environmental Services, Inc., a wholly-owned subsidiary of Swisher Hygiene, Inc. Assets sold included substantially all supplies, accounts receivable, property and equipment, rights under contracts, customer lists, and other intangible assets.